                                                                    EXHIBIT 99.1

             Unaudited Pro Forma Condensed Combined Balance Sheet
                           As of December 31, 1999
                                (In thousands)



                                                                Historical       Historical
                                                                  Greater           Coast                        Greater Bay & Coast
                                                                    Bay           Bancorp      Adjustments (1)    Bancorp Combined
                                                                    ---           -------      ---------------    ----------------
Assets
     Cash and due from banks                                    $   107,591       $  18,295         $     -           $   125,886
     Federal funds sold                                             200,550          15,000               -               215,550
     Other short-term securities                                     30,257               -               -                30,257
     Securities available-for-sale                                  332,133         112,764               -               444,897
     Securities held-to-maturity and other                          163,036               -               -               163,036
     Total loans, net                                             1,880,756         204,586               -             2,085,342
     Property, premises and equipment                                23,878           1,994               -                25,872
     Interest receivable and other
        assets                                                      107,887          17,369             400               125,656
                                                                -----------------------------------------------------------------
           Total assets                                         $ 2,846,088       $ 370,008         $   400           $ 3,216,496
                                                                =================================================================

Liabilities
     Total Deposits                                             $ 2,506,386       $ 300,613         $     -           $ 2,806,999
     Other borrowings                                                69,100          31,500               -               100,600
     Subordinated debt                                                    -               -               -                     -
     Other liabilities                                               47,007           4,856           3,800                55,663
     Trust Preferred Securities                                      50,000               -               -                50,000
                                                                -----------------------------------------------------------------
Total liabilities                                                 2,672,493         336,969           3,800             3,013,262
                                                                -----------------------------------------------------------------
Shareholders' equity                                                173,595          33,039          (3,400)              203,234
                                                                -----------------------------------------------------------------
     Total liabilities and shareholders' equity                 $ 2,846,088       $ 370,008         $   400           $ 3,216,496
                                                                =================================================================


                                                              Historical                          Greater Bay &          Historical
                                                               Bank of                            Bank of Santa            Bank of
                                                             Santa Clara    Adjustments (2)       Clara Combined          Petaluma
                                                             -----------    ---------------       --------------          --------
Assets
     Cash and due from banks                                  $  11,244        $      -           $   118,835          $   9,795
     Federal funds sold                                               -               -               200,550              3,300
     Other short-term securities                                      -               -                30,257                297
     Securities available-for-sale                                    -               -               332,133             48,840
     Securities held-to-maturity and
       other                                                     88,017               -               251,053              6,725
     Total loans, net                                           212,770               -             2,093,526            118,312
     Property, premises and
        equipment                                                10,086               -                33,964              1,640
     Interest receivable and other
        assets                                                    4,817           1,000               113,704              5,790
                                                              ------------------------------------------------------------------
           Total assets                                       $ 326,934        $  1,000           $ 3,174,022          $ 194,699
                                                              ==================================================================

Liabilities
     Total Deposits                                           $ 293,698        $      -           $ 2,800,084          $ 162,190
     Other borrowings                                                 -               -                69,100             16,452
     Subordinated debt                                                -               -                                        -
     Other liabilities                                            1,867           4,400                53,274              1,164
     Trust Preferred Securities                                       -               -                50,000                  -
                                                              ------------------------------------------------------------------
Total liabilities                                               295,565           4,400             2,972,458            179,806
                                                              ------------------------------------------------------------------
Shareholders' equity                                             31,369          (3,400)              201,564             14,893
                                                              ------------------------------------------------------------------
     Total liabilities and shareholders' equity               $ 326,934        $  1,000           $ 3,174,022          $ 194,699
                                                              ==================================================================


                                                                                                             Historical
                                                                                                            Coast Bancorp,
                                                                                       Greater Bay &      Bank of Santa Clara &
                                                                                     Bank of Petaluma       Bank of Petaluma
                                                             Adjustments (3)             Combined              Combined
                                                             ---------------             --------              --------
Assets
     Cash and due from banks                                       $      -             $   117,386             $  39,334
     Federal funds sold                                                   -                 203,850                18,300
     Other short-term securities                                          -                  30,554                   297
     Securities available-for-sale                                        -                 380,973               161,604
     Securities held-to-maturity and
       other                                                              -                 169,761                94,742
     Total loans, net                                                     -               1,999,068               535,668
     Property, premises and
        equipment                                                         -                  25,518                13,720
     Interest receivable and other
        assets                                                          500                 114,177                27,976
                                                                   ------------------------------------------------------
           Total assets                                            $    500             $ 3,041,287             $ 891,641
                                                                   ======================================================

Liabilities
     Total Deposits                                                $      -             $ 2,668,576             $ 756,501
     Other borrowings                                                     -                  85,552                47,952
     Subordinated debt                                                    -                       -
     Other liabilities                                                3,300                  51,471                 7,887
     Trust Preferred Securities                                           -                  50,000                     0
                                                                   ------------------------------------------------------
Total liabilities                                                     3,300               2,855,599               812,340
                                                                   ------------------------------------------------------
Shareholders' equity                                                 (2,800)                185,688                79,301
                                                                   ------------------------------------------------------
     Total liabilities and shareholders' equity                    $    500             $ 3,041,287             $ 891,641
                                                                   ======================================================

                                                                                              Greater Bay, Coast
                                                                                               Bancorp, Bank of
                                                                                             Santa Clara & Bank
                                                                                                 of Petaluma
                                                            Adjustments (1, 2 & 3)                Combined
                                                            ----------------------                ---------
Assets
     Cash and due from banks                                $       -                            $   146,925
     Federal funds sold                                             -                                218,850
     Other short-term securities                                    -                                 30,554
     Securities available-for-sale                                  -                                493,737
     Securities held-to-maturity and
       other                                                        -                                257,778
     Total loans, net                                               -                              2,416,424
     Property, premises and
        equipment                                                   -                                 37,598
     Interest receivable and other
        assets                                                  1,900                                137,763
                                                            ------------------------------------------------
           Total assets                                     $   1,900                            $ 3,739,629
                                                            ================================================

Liabilities
     Total Deposits                                                                                3,262,887
     Other borrowings                                               -                                117,052
     Subordinated debt                                                                                     -
     Other liabilities                                         11,500                                 66,394
     Trust Preferred Securities                                     -                                 50,000
                                                            ------------------------------------------------
Total liabilities                                              11,500                              3,496,333
                                                            ------------------------------------------------
Shareholders' equity                                           (9,600)                               243,296
                                                            ------------------------------------------------
     Total liabilities and shareholders' equity             $   1,900                           $  3,739,629
                                                            ================================================



(1) The table above reflects all nonrecurring Greater Bay and Coast Bancorp estimated merger-related costs as of December 31, 1999. The nonrecurring Greater Bay and Coast Bancorp estimated merger-related costs are not included on the unaudited pro forma condensed combined statement of operations but are included on the unaudited pro forma condensed combined balance sheet as a reduction to shareholders' equity, net of a $2.0 million tax benefit. These costs will be charged to expense immediately following the consummation of the merger.

(2) The table above reflects all nonrecurring Greater Bay and Bank of Santa Clara estimated merger-related costs as of December 31, 1999. The nonrecurring Greater Bay and Bank of Santa Clara estimated merger-related costs are not included on the unaudited pro forma condensed combined statement of operations but are included on the unaudited pro forma condensed combined balance sheet as a reduction to shareholders' equity, net of a $2.1 million tax benefit. These costs will be charged to expense immediately following the consummation of the merger.

(3) The table above reflects all nonrecurring Greater Bay and Bank of Petaluma estimated merger-related costs as of December 31, 1999. The nonrecurring Greater Bay and Bank of Petaluma estimated merger-related costs are not included on the unaudited pro forma condensed combined statement of operations but are included on the unaudited pro forma condensed combined balance sheet as a reduction to shareholders' equity, net of a $1.7 million tax benefit. These costs will be charged to expense immediately following the consummation of the merger.

        Unaudited Pro Forma Condensed Combined Statement of Operations
                     For the Year Ended December 31, 1999
                                (In thousands)

                                                 Historical       Historical
                                                   Greater          Coast                               Greater Bay & Coast
                                                     Bay           Bancorp         Adjustments (2)       Bancorp Combined
                                                     ---           -------         ---------------       ----------------
Interest on loans                               $  149,883         $  19,403                              $   169,286
Interest on investment securities                   27,675             7,013                                   34,688
Other interest income                               12,740               885                                   13,625
                                                ----------         ---------        --------------        -----------
   Total interest income                           190,298            27,301                                  217,599
Interest on deposits                                68,049             6,179                                   74,228
Other interest expense                               8,508             1,094                                    9,602
                                                ----------         ---------        --------------        -----------
Net interest income                                113,741            20,028                                  133,769
Provision for loans losses                          13,064                 -                                   13,064
                                                ----------         ---------        --------------        -----------
Net interest income after provision for loan
  losses                                           100,677            20,028                                  120,705
Other income                                        33,306             4,670                                   37,976
Operating expenses                                  79,212            13,372                                   92,584
                                                ----------         ---------        --------------        -----------
Income before provision for income taxes and
  merger and other related nonrecurring
  costs and extraordinary items                     54,771            11,326                                   66,097
Provision for income taxes                          17,659             4,387                                   22,046
                                                ----------         ---------        --------------        -----------
Income before merger and other related
  nonrecurring costs, net of tax                    37,112             6,939                                   44,051
Merger and other related nonrecurring costs,
  net of tax                                        (6,486)                -                                   (6,486)
                                                ----------         ---------        --------------        -----------
Income before extraordinary items                   30,626             6,939                                   37,565
Extraordinary item                                     (88)                -                                      (88)
                                                ----------         ---------        --------------        -----------
   Net income                                   $   30,538         $   6,939                                   37,477
                                                ==========         =========        ==============        ===========
Net income per share - basic (1)                $     2.45         $    1.45                              $      2.39
                                                ==========         =========        ==============        ===========
Average common shares outstanding               13,310,000         4,792,000           (1,557,000)         16,545,000
                                                ==========         =========        ==============        ===========
Net income per share - diluted (1)              $     2.30         $    1.41                              $      2.26
                                                ==========         =========        ==============        ===========
Average common and common
   equivalent shares outstanding                14,189,000         4,910,000           (1,596,000)         17,503,000
                                                ==========         =========        ==============        ===========
                                                   Historical                               Greater Bay &         Historical
                                                    Bank of                                 Bank of Santa          Bank of
                                                  Santa Clara        Adjustments (3)        Clara Combined         Petaluma
                                                  -----------        ---------------        --------------        ---------
Interest on loans                                 $   18,384                                   $   168,267         $    9,810
Interest on investment securities                      5,200                                        32,875              3,746
Other interest income                                    591                                        13,331                117
                                                  ----------         ---------------           -----------         ----------
   Total interest income                              24,175                                       214,473             13,673
Interest on deposits                                   6,213                                        74,262              4,404
Other interest expense                                     -                                         8,508                641
                                                  ----------         ---------------           -----------         ----------
Net interest income                                   17,962                                       131,703              8,628
Provision for loans losses                               675                                        13,739                300
                                                  ----------         ---------------           -----------         ----------
Net interest income after provision for loan
  losses                                              17,287                                       117,964              8,328
Other income                                           3,808                                        37,114              1,195
Operating expenses                                    14,294                                        93,506              6,196
                                                  ----------        ---------------           -----------         ----------
Income before provision for income taxes and
  merger and other related nonrecurring
  costs and extraordinary items                        6,801                                        61,572              3,327
Provision for income taxes                             2,398                                        20,057              1,023
                                                  ----------         ---------------           -----------         ----------
Income before merger and other related
  nonrecurring costs, net of tax                       4,403                                        41,515              2,304
Merger and other related nonrecurring costs,
  net of tax                                               -                                        (6,486)                 -
                                                  ----------         ---------------           -----------         ----------
Income before extraordinary items                      4,403                                        35,029              2,304
Extraordinary item                                         -                                           (88)                 -
                                                  ----------         ---------------           -----------         ----------
   Net income                                     $    4,403                                   $    34,941         $    2,304
                                                  ==========         ===============           ===========         ==========
Net income per share - basic (1)                  $     1.91                                   $      2.41         $     1.61
                                                  ==========         ===============           ===========         ==========
Average common shares outstanding                  2,310,000                (301,000)           15,319,000          1,428,000
                                                  ==========         ===============           ===========         ==========
Net income per share - diluted (1)                $     1.86                                   $      2.27         $     1.55
                                                  ==========         ===============           ===========         ==========
Average common and common
   equivalent shares outstanding                   2,369,000                (308,000)           16,250,000          1,491,000
                                                  ==========         ===============           ===========         ==========

                                                                                                           Historical
                                                                                                         Coast Bancorp,
                                                                                Greater Bay &         Bank of Santa Clara
                                                                              Bank of Petaluma             and Bank of
                                                   Adjustments (4)                Combined              Petaluma Combined
                                                   ---------------                --------              -----------------
Interest on loans                                                               $  159,693                  $   47,597
Interest on investment securities                                                   31,421                      15,959
Other interest income                                                               12,857                       1,593
                                                   ---------------              ----------                  ----------
   Total interest income                                                           203,971                      65,149
Interest on deposits                                                                72,453                      16,796
Other interest expense                                                               9,149                       1,735
                                                   ---------------              ----------                  ----------
Net interest income                                                                122,369                      46,618
Provision for loans losses                                                          13,364                         975
                                                   ---------------              ----------                  ----------
Net interest income after provision for loan
  losses                                                                           109,005                      45,643
Other income                                                                        34,501                       9,673
Operating expenses                                                                  85,408                      33,862
                                                   ---------------              ----------                  ----------
Income before provision for income taxes and
  merger and other related nonrecurring
  costs and extraordinary items                                                     58,098                      21,454
Provision for income taxes                                                          18,682                       7,808
                                                   ---------------              ----------                  ----------
Income before merger and other related
  nonrecurring costs, net of tax                                                    39,416                      13,646
Merger and other related nonrecurring costs,
  net of tax                                                                        (6,486)                          -
                                                   ---------------              ----------                  ----------
Income before extraordinary items                                                   32,930                      13,646
Extraordinary item                                                                     (88)                          -
                                                   ---------------              ----------                  ----------
   Net income                                                                   $   32,842                  $   13,646
                                                   ===============              ==========                  ==========
Net income per share - basic (1)                                                $     2.44                  $     1.60
                                                   ===============              ==========                  ==========
Average common shares outstanding                         (450,000)             14,288,000                   8,530,000
                                                   ===============              ==========                  ==========
Net income per share - diluted (1)                                              $     2.29                  $     1.56
                                                   ===============              ==========                  ==========
Average common and common
   equivalent shares outstanding                          (470,000)             15,210,000                   8,770,000
                                                   ===============              ==========                  ==========

                                                                                             Greater Bay, Coast
                                                                                            Bancorp, Bank of Santa
                                                                                                Clara & Bank of
                                                                Adjustments (2, 3 & 4)         Petaluma Combined
                                                                ----------------------         -----------------
Interest on loans                                                $             -              $       197,480
Interest on investment securities                                              -                       43,634
Other interest income                                                          -                       14,333
                                                                 ---------------              ---------------
   Total interest income                                                       -                      255,447
Interest on deposits                                                           -                       84,845
Other interest expense                                                         -                       10,243
                                                                 ---------------              ---------------
Net interest income                                                            -                      160,359
Provision for loans losses                                                     -                       14,039
                                                                 ---------------              ---------------
Net interest income after provision for loan
  losses                                                                       -                      146,320
Other income                                                                   -                       42,979
Operating expenses                                                             -                      113,074
                                                                 ---------------              ---------------
Income before provision for income taxes and
  merger and other related nonrecurring
  costs and extraordinary items                                                -                       76,225
Provision for income taxes                                                     -                       25,467
                                                                 ---------------              ---------------
Income before merger and other related
  nonrecurring costs, net of tax                                               -                       50,758
Merger and other related nonrecurring costs,
  net of tax                                                                   -                       (6,486)
                                                                 ---------------              ---------------
Income before extraordinary items                                              -                       44,272
Extraordinary item                                                             -                          (88)
                                                                 ---------------              ---------------
   Net income                                                    $             -              $        44,184
                                                                 ===============              ===============
Net income per share - basic (1)                                                              $          2.37
                                                                 ===============              ===============
Average common shares outstanding                                     (2,308,000)                  19,532,000
                                                                 ===============              ===============
Net income per share - diluted (1)                                                            $          2.24
                                                                 ===============              ===============
Average common and common
   equivalent shares outstanding                                      (2,374,000)                  20,585,000
                                                                 ===============              ===============


(1)  Before merger and other related nonrecurring costs and extraordinary items

(2) Calculated as the historical Greater Bay weighted average shares plus the historical Coast Bancorp weighted average shares adjusted for the assumed conversion ratio of 0.675.

(3) Calculated as the historical Greater Bay weighted average shares plus the historical Bank of Santa Clara weighted average shares adjusted for the assumed conversion ratio of 0.870.

(4) Calculated as the historical Greater Bay weighted average shares plus the historical Bank of Petaluma weighted average shares adjusted for the assumed conversion ratio of 0.685.

           Unaudited Pro Forma Condensed Combined Statement of Operations
                        For the Year Ended December 31, 1998
                                   (In thousands)




                                                                                           Historical          Historical
                                                                                             Greater              Coast
                                                                                               Bay               Bancorp
                                                                                               ---               -------
Interest on loans                                                                           $  111,361         $   16,891
Interest on investment securities                                                               22,740              5,848
Other interest income                                                                           11,805              1,388
                                                                                            ----------         ----------
  Total interest income                                                                        145,906             24,127
Interest on deposits                                                                            50,563              5,589
Other interest expense                                                                           8,255              1,174
                                                                                            ----------         ----------
Net interest income                                                                             87,088             17,364
Provision for loans losses                                                                       7,159                300
                                                                                            ----------         ----------
Net interest income after provision for loan losses                                             79,929             17,064
Other income                                                                                    11,370              5,987
Operating expenses                                                                              56,405             12,482
                                                                                            ----------         ----------
Income before provision for income taxes and
 merger and other related nonrecurring costs and extraordinary items                            34,894             10,569
Provision for income taxes                                                                      11,666              4,408
                                                                                            ----------         ----------
Income before merger and other related nonrecurring costs, net of tax                           23,228              6,161
Merger and other related nonrecurring costs, net of tax                                         (1,674)                 -
                                                                                            ----------         ----------
  Net income                                                                                $   21,554         $    6,161
                                                                                            ==========         ==========

Net income per share - basic (1)                                                            $     1.75         $     1.28
                                                                                            ==========         ==========

Average common shares outstanding                                                           13,091,000          4,803,000
                                                                                            ==========         ==========

Net income per share - diluted (1)                                                          $     1.63         $     1.25
                                                                                            ==========         ==========

Average common and common equivalent shares outstanding                                     14,047,000          4,936,000
                                                                                            ==========         ==========



                                                                                                            Greater Bay & Coast
                                                                                         Adjustments (2)      Bancorp Combined
                                                                                         ---------------     ------------------

Interest on loans                                                                                                $  128,252
Interest on investment securities                                                                                    28,588
Other interest income                                                                                                13,193
                                                                                              ----------         ----------
  Total interest income                                                                                             170,033
Interest on deposits                                                                                                 56,152
Other interest expense                                                                                                9,429
                                                                                              ----------         ----------
Net interest income                                                                                                 104,452
Provision for loans losses                                                                                            7,459
                                                                                              ----------         ----------
Net interest income after provision for loan losses                                                                  96,993
Other income                                                                                                         17,357
Operating expenses                                                                                                   68,887
                                                                                              ----------         ----------
Income before provision for income taxes and
 merger and other related nonrecurring costs and extraordinary items                                                 45,463
Provision for income taxes                                                                                           16,074
                                                                                              ----------         ----------
Income before merger and other related nonrecurring costs, net of tax                                                29,389
Merger and other related nonrecurring costs, net of tax                                                              (1,674)
                                                                                              ----------         ----------
  Net income                                                                                                     $   27,715
                                                                                              ==========         ==========

Net income per share - basic (1)                                                                                 $     1.78
                                                                                              ==========         ==========

Average common shares outstanding                                                             (1,561,000)        16,333,000
                                                                                              ==========         ==========

Net income per share - diluted (1)                                                                               $     1.67
                                                                                              ==========         ==========

Average common and common equivalent shares outstanding                                       (1,604,000)        17,379,000
                                                                                              ==========         ==========


                                                                                           Historical
                                                                                            Bank of
                                                                                          Santa Clara       Adjustments (3)
                                                                                          -----------       --------------

Interest on loans                                                                          $  18,145
Interest on investment securities                                                              3,836
Other interest income                                                                            456
                                                                                           ---------           ----------
  Total interest income                                                                       22,437
Interest on deposits                                                                           6,247
Other interest expense                                                                             -
                                                                                           ---------           ----------
Net interest income                                                                           16,190
Provision for loans losses                                                                       600
                                                                                           ---------           ----------
Net interest income after provision for loan losses                                           15,590
Other income                                                                                   3,398
Operating expenses                                                                            13,014
                                                                                           ---------           ----------
Income before provision for income taxes and
 merger and other related nonrecurring costs and extraordinary items                           5,974
Provision for income taxes                                                                     2,018
                                                                                           ---------           ----------
Income before merger and other related nonrecurring costs, net of tax                          3,956
Merger and other related nonrecurring costs, net of tax                                            -
                                                                                           ---------           ----------
  Net income                                                                               $   3,956
                                                                                           =========           ==========

Net income per share - basic (1)                                                           $    1.73
                                                                                           =========           ==========

Average common shares outstanding                                                          2,284,000             (297,000)
                                                                                           =========           ==========

Net income per share - diluted (1)                                                         $    1.69
                                                                                           =========           ==========

Average common and common equivalent shares outstanding                                    2,336,000             (304,000)
                                                                                           =========           ==========


                                                                                              Greater Bay &        Historical
                                                                                            Bank of Santa           Bank of
                                                                                             Clara Combined         Petaluma
                                                                                             -------------          --------
Interest on loans                                                                              $  129,506          $   9,145
Interest on investment securities                                                                  26,576              3,426
Other interest income                                                                              12,261                173
                                                                                               ----------          ---------
  Total interest income                                                                           168,343             12,744
Interest on deposits                                                                               56,810              4,373
Other interest expense                                                                              8,255                564
                                                                                               ----------          ---------
Net interest income                                                                               103,278              7,807
Provision for loans losses                                                                          7,759                220
                                                                                               ----------          ---------
Net interest income after provision for loan losses                                                95,519              7,587
Other income                                                                                       14,768              1,186
Operating expenses                                                                                 69,419              5,645
                                                                                               ----------          ---------
Income before provision for income taxes and
 merger and other related nonrecurring costs and extraordinary items                               40,868              3,128
Provision for income taxes                                                                         13,684              1,012
                                                                                               ----------          ---------
Income before merger and other related nonrecurring costs, net of tax                              27,184              2,116
Merger and other related nonrecurring costs, net of tax                                            (1,674)                 -
                                                                                               ----------          ---------
  Net income                                                                                   $   25,510          $   2,116
                                                                                               ==========          =========

Net income per share - basic (1)                                                               $     1.78          $    1.54
                                                                                               ==========          =========

Average common shares outstanding                                                              15,078,000          1,370,000
                                                                                               ==========          =========

Net income per share - diluted (1)                                                             $     1.67          $    1.45
                                                                                               ==========          =========

Average common and common equivalent shares outstanding                                        16,079,000          1,464,000
                                                                                               ==========          =========

                                                                                                               Greater Bay &
                                                                                                             Bank of Petaluma
                                                                                         Adjustments (4)         Combined
                                                                                         --------------          --------
Interest on loans                                                                                                $  120,506
Interest on investment securities                                                                                    26,166
Other interest income                                                                                                11,978
                                                                                               ----------        ----------
  Total interest income                                                                                             158,650
Interest on deposits                                                                                                 54,936
Other interest expense                                                                                                8,819
                                                                                               ----------        ----------
Net interest income                                                                                                  94,895
Provision for loans losses                                                                                            7,379
                                                                                               ----------        ----------
Net interest income after provision for loan losses                                                                  87,516
Other income                                                                                                         12,556
Operating expenses                                                                                                   62,050
                                                                                               ----------        ----------
Income before provision for income taxes and
 merger and other related nonrecurring costs and extraordinary items                                                 38,022
Provision for income taxes                                                                                           12,678
                                                                                               ----------        ----------
Income before merger and other related nonrecurring costs, net of tax                                                25,344
Merger and other related nonrecurring costs, net of tax                                                              (1,674)
                                                                                               ----------        ----------
  Net income                                                                                                     $   23,670
                                                                                               ==========        ==========

Net income per share - basic (1)                                                                                 $     1.78
                                                                                               ==========        ==========

Average common shares outstanding                                                                (432,000)       14,029,000
                                                                                               ==========        ==========

Net income per share - diluted (1)                                                                               $     1.66
                                                                                               ==========        ==========

Average common and common equivalent shares outstanding                                          (461,000)       15,050,000
                                                                                               ==========        ==========


                                                                                     Bank of Santa Clara
                                                                                    and Bank of Petaluma
                                                                                          Combined        Adjustments (2,3 & 4)
                                                                                          --------        --------------------
Interest on loans                                                                          $  44,181
Interest on investment securities                                                             13,110
Other interest income                                                                          2,017
                                                                                           ---------             ----------
  Total interest income                                                                       59,308
Interest on deposits                                                                          16,209
Other interest expense                                                                         1,738
                                                                                           ---------             ----------
Net interest income                                                                           41,361
Provision for loans losses                                                                     1,120
                                                                                           ---------             ----------
Net interest income after provision for loan losses                                           40,241
Other income                                                                                  10,571
Operating expenses                                                                            31,141
                                                                                           ---------             ----------
Income before provision for income taxes and
 merger and other related nonrecurring costs and extraordinary items                          19,671
Provision for income taxes                                                                     7,438
                                                                                           ---------             ----------
Income before merger and other related nonrecurring costs, net of tax                         12,233
Merger and other related nonrecurring costs, net of tax                                            -
                                                                                           ---------             ----------
  Net income                                                                                  12,233
                                                                                           =========             ==========

Net income per share - basic (1)                                                           $    1.45
                                                                                           =========             ==========

Average common shares outstanding                                                          8,457,000             (2,290,000)
                                                                                           =========             ==========

Net income per share - diluted (1)                                                         $    1.40
                                                                                           =========             ==========

Average common and common equivalent shares outstanding                                    8,736,000             (2,369,000)
                                                                                           =========             ==========

                                                                                                       Greater Bay, Coast
                                                                                                        Bancorp, Bank of
                                                                                                      Santa Clara & Bank of
                                                                                                       Petaluma Combined
                                                                                                       -----------------
Interest on loans                                                                                           $  155,542
Interest on investment securities                                                                               35,850
Other interest income                                                                                           13,822
                                                                                                            ----------
  Total interest income                                                                                        205,214
Interest on deposits                                                                                            66,772
Other interest expense                                                                                           9,993
                                                                                                            ----------
Net interest income                                                                                            128,449
Provision for loans losses                                                                                       8,279
                                                                                                            ----------
Net interest income after provision for loan losses                                                            120,170
Other income                                                                                                    21,941
Operating expenses                                                                                              87,546
                                                                                                            ----------
Income before provision for income taxes and
 merger and other related nonrecurring costs and extraordinary items                                            54,565
Provision for income taxes                                                                                      19,104
                                                                                                            ----------
Income before merger and other related nonrecurring costs, net of tax                                           35,461
Merger and other related nonrecurring costs, net of tax                                                         (1,674)
                                                                                                            ----------
  Net income                                                                                                $   33,787
                                                                                                            ==========

Net income per share - basic (1)                                                                            $     1.82
                                                                                                            ==========

Average common shares outstanding                                                                           19,258,000
                                                                                                            ==========

Net income per share - diluted (1)                                                                          $     1.72
                                                                                                            ==========

Average common and common equivalent shares outstanding                                                     20,414,000
                                                                                                            ==========

(1) Before merger and other related nonrecurring costs and extraordinary items.

(2) Calculated as the historical Greater Bay weighted average shares plus the historical Coast Bancorp weighted average shares adjusted for the assumed conversion ratio of 0.675.

(3) Calculated as the historical Greater Bay weighted average shares plus the historical Bank of Santa Clara weighted average shares adjusted for the assumed conversion ratio of 0.870.

(4) Calculated as the historical Greater Bay weighted average shares plus the historical Bank of Petaluma weighted average shares adjusted for the assumed conversion ratio of 0.685.

        Unaudited Pro Forma Condensed Combined Statement of Operations
                     For the Year Ended December 31, 1997
                                (In thousands)

                                                                     Historical    Historical
                                                                      Greater        Coast                      Greater Bay & Coast
                                                                        Bay         Bancorp    Adjustments (2)   Bancorp Combined
                                                                        ---         -------    ---------------  -------------------
Interest on loans                                                    $    91,138    $   14,514                    $      105,652
Interest on investment securities                                         12,028         5,052                            17,080
Other interest income                                                     10,292         1,244                            11,536
                                                                    --------------  ----------- -------------     ----------------
 Total interest income                                                   113,458        20,810                           134,268
Interest on deposits                                                      38,981         4,116                            43,097
Other interest expense                                                     3,544         1,511                             5,055
                                                                    --------------  ----------- -------------     ----------------
Net interest income                                                       70,933        15,183                            86,116
Provision for loans losses                                                 7,541           450                             7,991
                                                                    --------------  ----------- -------------     ----------------
Net interest income after provision for loan losses                       63,392        14,733                            78,125
Other income                                                              10,377         4,929                            15,306
Operating expenses                                                        46,490        11,006                            57,496
                                                                    --------------  ----------- -------------     ----------------
Income before provision for income taxes and merger
  and other related nonrecurring costs and extraordinary
  items                                                                   27,279         8,656                            35,935
Provision for income taxes                                                 9,798         3,501                            13,299
                                                                    --------------  ----------- -------------     ----------------
Net income before merger and other related nonrecurring costs,
 net of tax                                                               17,481         5,155                            22,636
Merger and other related nonrecurring costs, net of tax                   (2,282)            -                            (2,282)
                                                                    --------------  ----------- -------------     ----------------
 Net income                                                          $    15,199    $    5,155                    $       20,354
                                                                    ==============  =========== =============     ================
Net income per share - basic (1)                                     $      1.30    $     1.06                    $         1.36
                                                                    ==============  =========== =============     ================
Average common shares outstanding                                     12,252,000     4,853,000   (1,577,000)          15,528,000
                                                                    ==============  =========== =============     ================
Net income per share - diluted (1)                                   $      1.23    $     1.05                    $         1.29
                                                                    ==============  =========== =============     ================
Average common and common equivalent shares
 outstanding                                                          13,028,000     4,931,000   (1,603,000)          16,356,000
                                                                    ==============  =========== =============     ================



                                                                     Historical                    Greater Bay &     Historical
                                                                      Bank of                      Bank of Santa      Bank of
                                                                    Santa Clara   Adjustments (3)  Clara Combined     Petaluma
                                                                    ------------  ---------------  --------------  ------------
Interest on loans                                                   $    16,463                    $     107,601   $     7,696
Interest on investment securities                                         3,953                           15,981         3,019
Other interest income                                                       306                           10,598            77
                                                                    ------------  --------------   --------------  ------------
 Total interest income                                                   20,722                          134,180        10,792
Interest on deposits                                                      5,909                           44,890         3,681
Other interest expense                                                        -                            3,544           567
                                                                    ------------  --------------   --------------  ------------
Net interest income                                                      14,813                           85,746         6,544
Provision for loans losses                                                  800                            8,341           340
                                                                    ------------  --------------   --------------  ------------
Net interest income after provision for loan losses                      14,013                           77,405         6,204
Other income                                                              2,988                           13,365         1,047
Operating expenses                                                       12,019                           58,509         5,049
                                                                    ------------  --------------   --------------  ------------
Income before provision for income taxes and merger
  and other related nonrecurring costs and extraordinary
  items                                                                   4,982                           32,261         2,202
Provision for income taxes                                                1,618                           11,416           726
                                                                    ------------  --------------   --------------  ------------
Net income before merger and other related nonrecurring costs,
 net of tax                                                               3,364                           20,845         1,476
Merger and other related nonrecurring costs, net of tax                       -                           (2,282)            -
                                                                    ------------  --------------   --------------  ------------
 Net income                                                         $     3,364                    $      18,563   $     1,476
                                                                    ============  ==============   ==============  ============
Net income per share - basic (1)                                    $      1.48                    $        1.36   $     1.14
                                                                    ============  ==============   ==============  ============
Average common shares outstanding                                     2,276,000       (296,000)       14,232,000     1,296,000
                                                                    ============  ==============   ==============  ============
Net income per share - diluted (1)                                  $      1.45                    $        1.29   $      1.06
                                                                    ============  ==============   ==============  ============
Average common and common equivalent shares
 outstanding                                                          2,321,000       (301,000)       15,048,000     1,393,000
                                                                    ============  ==============   ==============  ============



                                                                                                                       Greater Bay,
                                                                                     Historical                            Coast
                                                                                   Coast Bancorp,                         Bancorp,
                                                                     Greater Bay       Bank of                         Bank of Santa
                                                                      & Bank        Santa Clara                           Clara &
                                                                      Bank of         and Bank                             Bank of
                                                                      Petaluma       of Petaluma     Adjustments           Petaluma
                                                 Adjustments (3)      Combined        Combined        (2, 3 & 4)          Combined
                                                 ----------------  --------------  --------------    --------------   --------------
Interest on loans                                                  $      98,834   $      38,673                      $     129,811
Interest on investment securities                                         15,047          12,024                             24,052
Other interest income                                                     10,369           1,627                             11,919
                                                   --------------  --------------  --------------    --------------   -------------
 Total interest income                                                   124,250          52,324                            165,782
Interest on deposits                                                      42,662          13,706                             52,687
Other interest expense                                                     4,111           2,078                              5,622
                                                   --------------  --------------  --------------    --------------   -------------
Net interest income                                                       77,477          36,540                            107,473
Provision for loans losses                                                 7,881           1,590                              9,131
                                                   --------------  --------------  --------------    --------------   -------------
Net interest income after provision for
  loan losses                                                             69,596          34,950                             98,342
Other income                                                              11,424           8,964                             19,341
Operating expenses                                                        51,539          28,074                             74,564
                                                   --------------  --------------  --------------    --------------   -------------
Income before provision for income taxes and
 merger and other related nonrecurring costs
 and extraordinary items                                                  29,481          15,840                             43,119
Provision for income taxes                                                10,524           5,845                             15,643
                                                   --------------  --------------  --------------    --------------   -------------
Net income before merger and other related
  nonrecurring costs, net of tax                                          18,957           9,995                             27,476
Merger and other related nonrecurring costs,
 net of tax                                                               (2,282)              -                             (2,282)
                                                   --------------  --------------  --------------    --------------   -------------
 Net income                                                        $      16,675           9,995                      $      25,194
                                                   ==============  ==============  ==============    ==============   =============
Net income per share - basic (1)                                   $        1.33   $        1.19                      $        1.41
                                                   ==============  ==============  ==============    ==============   =============
Average common shares outstanding                      (408,000)      13,140,000       8,425,000       (2,281,000)       18,396,000
                                                   ==============  ==============  ==============    ==============   =============
Net income per share - diluted (1)                                 $        1.25   $        1.16                      $        1.34
                                                   ==============  ==============  ==============    ==============   =============
Average common and common equivalent shares
 outstanding                                           (439,000)      13,982,000       8,645,000       (2,343,000)       19,330,000
                                                   ==============  ==============  ==============    ==============   =============

(1) Before merger and other related nonrecurring costs and extraordinary items

(2) Calculated as the historical Greater Bay weighted average shares plus the historical Coast Bancorp weighted average shares adjusted for the assumed conversion ratio of 0.675.

(3) Calculated as the historical Greater Bay weighted average shares plus the historical Bank of Santa Clara weighted average shares adjusted for the assumed conversion ratio of 0.870.

(4) Calculated as the historical Greater Bay weighted average shares plus the historical Bank of Petaluma weighted average shares adjusted for the assumed conversion ratio of 0.685.